Exhibit 10.8


                    REVOLVING CREDIT AGREEMENT dated as of May 7, 1985

          between Sterling National Bank & Trust Company of New York, 540

          Madison Avenue, New York, New York 10022 ("Bank"), and J & B

          Management Company, a New Jersey partnership ("J & B") having its office at One Executive Drive, Fort Lee, New Jersey.



                                 W I T N E S S E T H:
                                 - - - - - - - - - -



                    WHEREAS, J & B, J & B Management Corp., and Executives

          Offices Realty Corp., both New Jersey corporations, and Realty

          Executive Associates a joint venture comprised of John W. Luciani

          III and Bernard M. Rodin and Woodlands Associates, a joint venture comprised of Dorian Luciani and John W. Luciani

          (collectively exclusive of J & B the "Affiliates"), John W.

          Luciani ("Luciani") and Bernard M. Rodin ("Rodin"), all having their principal office at One Executive Drive, Fort Lee, New

          Jersey, or certain of them, in the regular course of their business, sell or cause to be sold, to unrelated limited

          partnerships their partnership interests in limited partnerships which own and operate real estate projects ("Owning

          Partnerships"); and

                    WHEREAS, as consideration for the sale of these

          interests, J & B, the Affiliates, Luciani and Rodin, or certain of them, receive promissory notes ("Purchase Notes") issued by the purchasing limited partnerships ("Buying Partnerships"),

          which notes are usually collateralized by the partnership

          interests sold, or caused to be sold, by J & B, the Affiliates ,

          Luciani and Rodin or certain of them, and by negotiable investor notes ("Investor Notes") evidencing obligations of limited partners of the Buying Partnerships to make future contributions to the capital of the Buying Partnerships; and;

                    WHEREAS, J & B, the Affiliates, Luciani and Rodin have

          previously entered into a letter agreement with Bank dated

          September 30, 1983 relating to a loan request of J & B for $15 million, which letter agreement is hereby superseded and

          cancelled, and of no further force and effect; and

                    WHEREAS, J & B desires to borrow from and repay to the

          Bank, on a revolving basis, an amount not to exceed $15 million pursuant to the terms and conditions contained in this Agreement

          ("Agreement"); and

                    WHEREAS, J & B agrees to cause the guaranty, pledge and

          grant of a security interest to the Bank in collateral that will secure and support the payment of its obligations to the Bank and to assure that J & B will duly and punctually perform all of the terms, conditions, covenants, agreements and indemnities of J & B under this Agreement, including the execution and delivery to

          Bank of a Security Agreement by J & B (the "Security Agreement"),

          a Hypothecation and Security Agreement by Luciani and Rodin (the

          "L&R Agreement") and a Guaranty of All Liability and Security

          Agreement by each Affiliate and Security Agreement supplement thereto (collectively, the "Affiliates' Secured Guarantys");

                    NOW, THEREFORE, in consideration of the premises and of

          the mutual covenants contained herein, the parties hereto agree as follows:

                    SECTION 1.  AMOUNT AND TERMS OF THE REVOLVING CREDIT
                                ----------------------------------------

                    1.1       Advances.  J & B may borrow hereunder, repay,
                              --------

          and reborrow at any time, and from time to time through and including March 1, 1989, up to an aggregate outstanding at any time of $15 million in accordance with the terms and conditions contained herein.  Each loan request must be made at least 10 days prior to the date of the requested advance ("Advances"), and must contain a description of the underlying transaction, a detailed description of any additional collateral and such other information as Bank may request.  The aggregate of the Advances remaining outstanding hereunder shall at no time exceed 75% of the Qualified Portion of Eligible Accounts as defined below.

          Subject to such conditions precedent as the Bank may reasonably request, including but not limited to the non-existence of a default pursuant to Section 4 of this Agreement, a reaffirmation by J & B of the covenants, representations and warranties

          contained in Sections 2 and 3 of the Agreement, the execution and/or continuance in full force and effect of the Security

          Agreement, the L&R Agreement and Affiliates' Secured Guarantys

          and a written opinion of counsel to J & B with respect to those matters set forth in Exhibit E hereto, both addressed to the

          Bank, acceptable to Bank, dated the date of each Advance, the

          Bank shall deposit in the account of J & B with the Bank, in immediately available funds, the amount requested on the date specified in the notice.  "Eligible Accounts" shall mean those

          Investor Notes which are and at all times shall continue to be acceptable to Bank in all respects, as determined in its sole discretion. "Qualified Portion of Eligible Accounts" shall mean only such portion of the aggregate outstanding principal balance of Eligible Accounts pledged, and as to which Bank has been granted a security interest pursuant to the terms of the Security

          Agreement, the L&R Agreement and the Affiliates' Secured

          Guarantys, that mature within five years (i) from any date upon which an Advance has been requested, and (ii) with respect to any calculation pursuant to Section 3.19 of this Agreement from any date upon which such calculation is made.

                    1.2  The Note.  Each Advance shall be evidenced by a
                         --------

          secured demand note, substantially in the form of Exhibit A annexed hereto (the "Notes") and made a part hereof.  Bank hereby agrees, notwithstanding anything to the contrary contained in this Agreement or the Notes, or any other document related to this transaction, not to seek recourse against the personal assets of Luciani and Rodin for the payment of the Notes and any other obligations of J & B created pursuant to this Agreement,

          except those constituting interests in J & B and those pledged and/or as to which a security interest was granted pursuant to the L&R Agreement and any Affiliates' Secured Guaranty.  Each

          Notes shall be dated as of the date of the Advance, shall be payable on demand, and shall bear interest as provided herein.

          The terms and conditions contained in the Notes are hereby incorporated by reference, and said terms and conditions shall have the same force and effect as if more fully set forth herein.

                    Notwithstanding the foregoing, and anything to the

          contrary contained in this Agreement or the Notes, if at any time

          Bank shall in its sole discretion refuse to make a requested

          Advance that complies with all of the requirements of Section 1.1 of the Agreement, the entire principal balance evidenced by the outstanding Notes shall immediately be converted to a term loan due five (5) years from the date of receipt by J & B of notice from Bank of its election not to make any requested Advance subject, however, to acceleration pursuant to the terms and conditions of Section 4 of the Agreement. Prior to the date Bank shall send its refusal to make an Advance, however, Bank shall treat Advances strictly as demand loans.

                    1.3  Prepayments.  J & B may at any time and from time
                         -----------

          to time prepay any Note given to the Bank hereunder in whole or part in multiples of $10,000.00 without premium or penalty, upon ten days' prior written notice to Bank.

                    1.4  Interest rate. (a) All amounts borrowed hereunder
                         -------------

          shall bear interest from and after the date of each Note on the unpaid principal amount thereof at a rate per annum at all times equal to two per cent (2%) above the Base Rate (as hereinafter defined) from time to time in effect.  Interest shall be payable on the first day of each month commencing on the first day of the month immediately following the initial Advance.

                    (b)  If all or a portion of the principal amount of any

          Note issued hereunder shall not be paid when due (whether at the stated maturity, by acceleration, or otherwise), such overdue principal amount shall bear interest at a rate per annum which is equal to 2% above the rate which would otherwise be applicable hereunder from the date of such non-payment until paid in full

          (as well after as before judgment).

                    1.5  Computation of Interest.  Interest in respect of
                         -----------------------

          each Note shall be calculated on the basis of a 360 day year for the actual number of days elapsed.  Any change in the interest rate on any Note resulting from a change in the Bank's Base Rate shall become effective as of the opening of business on the day on which such change in the Bank's Base Rate shall become

          effective.  "Base Rate," as used herein, shall mean the rate announced by the Bank from time to time as a guide for

          determining interest, and is not necessarily the lowest rate charged to the Bank's customers.

                    1.6  Payments.  All payments to be made by J & B or any
                         --------

          Affiliate hereunder and in accordance with the terms, covenants and provisions hereof shall be made, without set-off or

          counterclaim, to the Bank at the Bank's office located at 540

          Madison Avenue, New York, New York 10022, in lawful money of the

          United States of America.

                    If any payment hereunder becomes due and payable on a

          day other than a business day of the Bank, such payment shall be extended to the next succeeding business day and, with respect to payments of principal, or interest thereon, shall be payable at the then applicable rate during such extension.

                    SECTION 2.     SECURITY INTEREST,
                                   COLLATERAL POOL AND GUARANTY
                                   ----------------------------

                    As security for the payment in full of all obligations

          of J & B to the Bank, including all amounts borrowed hereunder,

          J & B hereby grants, or will cause to be granted, to Bank a continuing security interest in, and pledges, and sets over to

          Bank solely for such security purpose, all right, title and interest in and to all Purchase Notes, Investor Notes, and Owning

          Partnerships, set forth, and to be set forth, with respect to each Advance made by Bank subsequent to the date hereof in the

          Schedules to the forms of Security Agreement, L&R Agreement and

          Affiliates' Secured Guarantys annexed, respectively, as Exhibits

          B, C, and D hereto, whether such interests are now owned or hereafter acquired, whether owned outright, contingently, or obtained as collateral security, and whether now existing or hereafter created and all proceeds of such collateral in whatever form ("Collateral").

                    J & B agrees to grant, or to cause to be granted, to

          Bank in connection with each Purchase Note given as Collateral, a pledge and security interest in all Investor Notes and interests in Owning Partnerships pledged, or as to which a security

          interest was granted J & B or Luciani, Rodin or any Affiliate in connection with the execution and delivery of a particular

          Purchase Note, together with all other interests held by J & B,

          Luciani, Rodin and the Affiliates in the Owning Partnership so

          pledged, and as to which J & B or Luciani or Rodin or any

          Affiliate was granted a security interest.  Such Collateral shall then be available to be included in Eligible Accounts.  J & B agrees to execute and deliver or cause to be executed and

          delivered, to Bank, forms of a Security Agreement, the L&R

          Agreement and Affiliates' Secured Guarantys properly completed,

          and further agrees to execute and deliver or cause to be executed and delivered any and all other and further documents or

          agreements which Bank may deem necessary in order to further secure its' interest in any Collateral.  The terms and conditions contained in any Security Agreement, any L&R Agreement and any

          Affiliates' Secured Guarantys shall have the same force and effect as if more fully set forth herein.  In the event of any ambiguity or inconsistency between the Agreement and any other agreement or document contemplated hereby the provisions of this

          Agreement shall control.

                    SECTION 3.     REPRESENTATIONS, WARRANTIES AND
                                   COVENANTS BY J & B
                                   ---------------------------------

                    Reference to Investor Notes, Purchase Notes, Buying

          Partnerships and Owning Partnerships in this Section 3 shall only include those that relate to or constitute Collateral.  J & B represents, warrants and covenants to the Bank as of the date hereof and as of the date of each Advance:

                    3.1  J & B, the Affiliates, the Owning Partnerships and

          the Buying Partnerships, are and will be, corporations,

          partnerships or joint ventures, as the case may be, duly formed or incorporated and validly existing under the laws of the state of organization or formation and in which they are required to register in order to conduct their business; J & B, the

          Affiliates, Rodin and Luciani (to the extent of their interests therein), and the Buying Partnerships have, and will have, full power, authority and legal right to execute and deliver, and to perform and observe all obligations and agreements in the

          Purchase Notes, under their respective certificates of

          incorporation or agreements of partnership or joint venture, and hereunder, and such obligations and agreements and the

          obligations of J & B pursuant to the Notes, the Agreement and the

          Security Agreement and pursuant to the Affiliates' Secured

          Guarantys and Rodin and Luciani pursuant to the L&R Agreement,

          are the genuine, legal, valid and binding obligations of the respective obligors or parties thereto enforceable in accordance with their terms.

                    3.2  Any sale, transfer, pledge, or grant of a security

          interest in a partnership interest in an Owning Partnership, to

          J & B, Louis Biancone, Eugene R. Sanders, a Buying Partnership,

          an Affiliate, Rodin, Luciani, and to Bank is the genuine, legal,

          valid and binding obligation of the seller or transferor thereof.

                    3.3  Neither J & B, Luciani, Rodin, any Affiliate, any

          Owning Partnership, or Buying Partnership has sold, pledged,

          assigned, hypothecated or granted a security interest in the

          Collateral, nor will any of them do so in the future, to any person or entity, except to the Bank in accordance with the terms of the Security Agreement, the L&R Agreement or the Affiliates'

          Secured Guarantys, to J & B, another Affiliate, Rodin or Luciani,

          to a Buying Partnership or to Louis Biancone and Eugene R.

          Sanders, provided, however, that any such transfer to Baincone and Sanders does not, or will not, restrict or prevent the transferor thereof from pledging or hypothecating such Collateral to Bank pursuant to the terms and provisions of a Purchase Note.

                    3.4  All information submitted to Bank is true and

          correct, and all Investor Notes and Purchase Notes are, and will be, genuine, validly issued obligations of their respective obligors fully enforceable in accordance with their terms, and the amount of the indebtedness outstanding to or by J & B, any

          Affiliate, Luciani or Rodin submitted to Bank will be true and correct.

                    3.5  All consents, approvals or authorizations, if any,

          of any governmental authority required on the part of J & B, any

          Affiliate, Luciani, Rodin, Owning Partnership and/or Buying

          Partnership in connection with the execution and delivery of this

          Agreement, the Security Agreement, the L&R Agreement, any

          Affiliates' Secured Guaranty, any Note, any Purchase Note, and

          any Investor Note, has been, or will be, duly obtained, and there has been, or will be, compliance with all applicable provisions of law requiring any declaration, filing, registration and/or qualification with any governmental authority in connection with such obligations and agreements.

                    3.6  The issuance, sale or delivery of any Note,

          Investor Note, Purchase Note, and partnership interests in Owning

          Partnerships and Buying Partnerships, are exempted transactions under the registration provisions of the Securities Act of 1933,

          as amended, and exempt from compliance with any requirement of the Trust Indenture Act of 1939.  Furthermore, any such issuance,

          sale or delivery does not violate the provisions (including but not limited to the antifraud provisions) of the Securities Act of

          1933 or the Securities Exchange Act of 1934.

                    3.7  The execution and delivery of each Note and the

          pledge, and granting of a security interest in, the Investor

          Notes, the Purchase Notes, and the Owning Partnership interests do not conflict with, or result in any breach of any of the provisions of, or constitute a default under, the provisions of the respective certificates of incorporation, partnership or joint venture agreements of the respective parties thereto, or any agreement or other instrument to which they are a party or by which they are bound, including without limitation, any agreement or mortgage insured or held by the Department of Housing and

          Urban Development ("HUD").

                    3.8  There are no proceedings pending, or to the

          knowledge of J & B, threatened against or affecting J & B, any

          Affiliate, Luciani, Rodin, any buying Partnership or any Owning

          Partnership, in any court or before any governmental authority,

          taxing agency, or arbitration board or tribunal that may at any time result inaggregate liabilities exceeding $1 million.

                    3.9  There has been no adverse tax ruling against

          J & B, nor any Affiliate, Luciani, Rodin, any Buying Partnership,

          or Owning Partnership.

                    3.10 Neither J & B, nor any Affiliate, Buying

          Partnership, Owning Partnership, Luciani, or Rodin, is in default with respect to any order of any court, governmental authority or arbitration board or tribunal.

                    3.11 The principal office and location of all records

          of J & B, the Affiliates, Luciani, Rodin, all Owning Partnerships

          and Buying Partnerships concerning the Agreement, the Notes, the

          Purchase Notes, Investor Notes, the Security Agreement, L&R

          Agreement, Affiliates' Secured Guarantys, and other documents relating to the Collateral are and have been for the last ten years at an office located at One Executive Drive, Fort Lee, New

          Jersey 07024 or at 1610 Woodstead Court, Suite 460, The

          Woodlands, Texas 77380.

                    3.12 Neither J & B, nor any Affiliate, Luciani or

          Rodin, or any Buying Partnership, will rescind, cancel, or modify any term or provision of any Purchase Note, Investor Note or any agreement relating to Collateral without the prior written consent of the Bank.

                    3.13 J & B, the Affiliates, Luciani, Rodin, the Owning

          Partnerships, and Buying Partnerships will fulfill in accordance with their terms all obligations on their part to be performed and will do nothing to impair the rights of the Bank in and under the Note, this Agreement, the Security Agreement, the L&R

          Agreement, the Affiliates' Secured Guarantys or with respect to any of the Collateral.

                    3.14 Until authority so to do is terminated by written

          notice from Bank (which notice Bank may give at any time in its sole discretion), J & B will, at its own cost and expense, but on

          Bank's behalf and for bank's account, collect and otherwise enforce, or cause to be collected and otherwise enforced, as

          Bank's property and in trust for Bank, all amounts due on

          Purchase Notes and Investor Notes, and shall not commingle such collections with its own funds, or the funds of others, or use the same except to pay J & B's obligations to Bank.  J & B shall forthwith remit, or cause to be remitted, to Bank all amounts so collected in kind, whether in the form of cash, checks, drafts,

          note acceptances or other evidence of payment, including all prepayments by obligors.

                    3.15 Neither J & B, nor any Affiliates, any Buying

          Partnership or Owning Partnership will, create, incur, assume or suffer to exist any debt for borrowed money, provided, however,

          that (a) J & B and the Affiliates, may create, incur, assume or suffer to exist debt for borrowed money equal to 150% of

          consolidated net worth described in the financial statements provided to Bank for the semi-annual period ended December 31,

          1984 in accordance with Section 3.17 of this Agreement;

          (b) Owning Partnerships may incur and suffer to exist mortgage indebtedness evidenced by HUD insured or HUD held mortgages; and

          (c) Owning Partnerships may incur and suffer to exist debt to defray cash deficiencies arising in the normal course of their business, and Buying Partnerships may incur and suffer to exist debt for costs, exclusive of the purchase price, incurred in connection with the acquisition by the Buying Partnership of interests in Owning Partnership, which cost is described in the offering memorandum for such acquisition, in an aggregate

          principal amount outstanding at any one time by both Buying and

          Owning Partnerships not to exceed $2.5 million.

                    3.16 The real estate projects owned by the Owning

          Partnerships have been, or will be constructed, and, to the best of the knowledge of J & B, have been and are being, or will be,

          maintained in conformity with all applicable local, state and federal governmental regulations including, where applicable, the rules and regulations of HUD and the pledge, and granting of a security interest in, the partnership interests of the Owning

          Partnerships do not violate any HUD regulations or any provision under any HUD mortgage.  The mortgage indebtedness of all Owning

          Partnerships have been or will be finally endorsed for insurance issued by HUD.

                    3.17 J & B will furnish to Bank within 90 days after

          the close of each semiannual period of its fiscal year

          consolidating and consolidated balance sheets of J & B and the

          Affiliates described in the audited financial statements of J & B and its combined entities provided to Bank for the semiannual period ended December 31, 1984, and a profit and loss statement and surplus statement, all as of the end of such periods,

          certified by independent certified public accountants acceptable to Bank, which shall include, but is not limited to Rose,

          Feldman, Radin, Feinsod and Skehan, certified independent public accountants.  All such statements shall correspond to the books of account of J & B and the Affiliates described immediately above and such books shall have been kept and such statements prepared in accordance with generally accepted accounting

          principles.

                    3.18 J & B covenants that it will not permit

          consolidated net worth of J & B and the Affiliates, as described in the financial statements required pursuant to Section 3.17 of this Agreement, at any time to be less than $60 million.

                    3.19 If at any time the aggregate outstanding principal

          balance of Notes shall exceed 75% of the Qualified Portion of

          Eligible Accounts, J & B shall on notification of such fact by

          Bank forthwith deliver to Bank such additional Collateral as shall be necessary to restore the requisite 75% of the Qualified

          Portion of Eligible Accounts level or, failing same, shall forthwith pay, or cause to be paid, to Bank such amount as will reduce the aggregate outstanding principal balance of the Notes to 75% of the Qualified Portion of Eligible Accounts.

                    3.20 J & B will cause John W. Luciani and Bernard M.

          Rodin to be at all times during which any Notes remain

          outstanding the sole general partners managing the business affairs of J & B and the Affiliates.

                    3.21 J & B shall cause the Bank at all reasonable times

          to have full access to and right to audit the accounts, books,

          records and correspondence of J & B, the Affiliates, Luciani,

          Rodin, any Buying Partnership or any Owning Partnership and to

          conform and verify all Eligible Accounts pledged or as to which a security interest has been granted to Bank.  J & B irrevocably authorizes all independent certified public accountants and auditors employed by J & B, the Affiliates, Luciani, Rodin, any

          Buying Partnership and any Owning Partnership at any time during the time of this Agreement to exhibit to Bank copies of any financial statements, trial balances or other accounting records of any sort in their possession of J & B, the Affiliates,

          Luciani, Rodin, any Buying Partnerships and any Owning

          Partnerships.  In addition J & B shall furnish, or cause to be furnished, to Bank, such additional financial and other

          information as the Bank may from time to time reasonably request.

                    3.22 J & B shall furnish, or cause to be furnished, to

          the Bank, concurrently with the delivery of the financial

          statements referred to in Section 3.17, a certificate of a general partner, stating, to the best of such partner's

          knowledge, J & B has observed or performed or caused to be performed or observed, all of the covenants and other agreements,

          and satisfied every condition, contained in the Agreement to be observed, performed or satisfied therein, and that such general partner has obtained no knowledge of any breach of any covenant or condition contained in the Agreement.

                    3.23 J & B agrees to secure any necessary or required

          consents or approvals from HUD with respect to the execution and delivery of the Purchase Notes and Investor Notes, and for the

          transfer of the limited partnership interests in the Owning

          Partnerships to the Buying Partnerships purchasing such interests from J & B, the Affiliates, Rodin or Luciani, as the case may be,

          and to provide copies of same to Bank, within six months from the date of this Agreement.

                    SECTION 4.  EVENTS OF DEFAULT
                                -----------------

                    After conversion of the Notes into a term loan pursuant

          to the terms of Section 1.2 of this Agreement and upon the occurrence of any of the following events:

                    4.1  Any principal of or any interest on any Note or

          any other amount payable to Bank pursuant to the terms and conditions of this Agreement or any agreement with respect to any

          Collateral shall have failed to have been paid within five days after the date such amount is due in accordance with the terms thereof or hereof; or

                    4.2  Any representation or warranty, made by, or caused

          to be made by, J & B or contained in any certificate, document or financial or other statement furnished, or cause to be furnished,

          at any time under or in connection with this Agreement shall proven to have been incorrect in any material respect on or as of the date made; or

                    4.3  Default in the observance or performance of any

          covenant or agreement contained in Sections 2 and 3 of this

          Agreement shall have occurred, and such default shall continue unremedied for a period of 30 days after such failure shall first become known to any officer or general partner of J & B, any

          Affiliate, Luciani, Rodin, or Owning Partnership; or

                    4.4  Default in the observance or performance of any

          other agreement contained herein other than an agreement for the payment of money shall have occurred, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been received by J & B from Bank; or

                    4.5  J & B, any Affiliate, Luciani, Rodin, any Buying

          Partnership, or any Owning Partnership, shall (a) default in any payment of principal of or interest on any obligation to any party in respect of money borrowed or incurred for the deferred purchase price of property, or other similar type financing obligation or evidenced by a note, debenture or other similar written obligation to pay money, or in payment of any contingent obligation, or guaranty, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such indebtedness or contingent obligation or

          guaranty was created; or (b) default in the observance or

          performance of any other agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause or to permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation or guaranty (or a trustee or agent on behalf of such holder or beneficiaries) to cause, with the giving of notice if required, such obligation to become due prior to its stated maturity or such contingent obligation or guaranty to become payable (it being understood that trade or professional service obligations are not intended to be included in this restriction); or

                    4.6  J & B, any Affiliate, Luciani, Rodin, any Owning

          Partnership or any Buying Partnership (a) shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to

          bankruptcy, insolvency, reorganization or relief of debtors,

          seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation,

          dissolution, composition or other relief with respect to its property or its debt, or (ii) seeking appointment of a receiver,

          trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (iii) shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against J & B, any Affiliate, Luciani, Rodin, any

          Owning Partnership or any Buying Partnership any case, proceeding or other action of a nature referred to in clause (a) above which

          (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed,

          undischarged or unbonded for a period of 60 days; or (c) there shall be commenced against J & B, any Affiliate, Luciani, Rodin,

          any Owning Partnership, or any Buying Partnership any case,

          proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for such relief which shall not have been vacated,

          discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) J & B, any Affiliate, Luciani,

          Rodin, any Owning Partnership, or any Buying Partnership, shall take any action in furtherance of, or indicating its consent to,

          approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) J & B, any Affiliate,

          Luciani, Rodin, any Owning Partnership or any Buying Partnership

          shall be unable to, or shall admit in writing its inability to,

          pay its debts as they become due and Bank shall deem itself insecure.

                    THEN, and in any such event the Bank may, in its

          discretion, and in addition to any right, power or remedy

          permitted by law or equity, declare all loans hereunder (with accrued interest thereon) and all other amounts owing under this

          Agreement and all Notes issued hereunder to be immediately due and payable.  Presentment, demand, protests and all other notices of any kind are hereby expressly waived.

                    Notwithstanding anything to the contrary contained in

          the immediately preceding paragraph, should any event described in Section 4 of this Agreement occur and continue to exist with respect to a Buying or Owning Partnership, Bank shall not declare any loans hereunder due and owing prior to 60 days after

          occurrence of such event, during which period J & B shall have the right to substitute as Eligible Collateral a Purchase Note,

          all unmatured Investor Notes and all interests in an Owning

          Partnership pledged as collateral for such Purchase Note in lieu of Collateral previously pledged, which is the Purchase Note, or the partnership interests of an Owning Partnership with respect to which there has occurred and continues to exist an event described in Section 4 of this Agreement.

          Upon the timely completion by J & B of such substitution of

          Collateral as hereinabove described, Bank shall not have the right to declare all loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and all

          Notes issued hereunder to be immediately due and payable.

                    SECTION 5.  MISCELLANEOUS
                                -------------

                    5.1  Amendments and Waivers.  Neither this Agreement
                         -----------------------

          nor any portion or provision hereof, may be changed, modified,

          amended, waived, supplemented, discharged, cancelled, or

          terminated orally or in any manner other than by an agreement in writing signed by the party to be charged.  Failure by Bank to exercise any right, remedy or option under this Agreement or delay by Bank in exercising the same shall not operate as a waiver thereof or as a waiver of any similar right or remedy in any other situation.  No waiver by Bank shall be effective unless it is confirmed in writing and then only to the extent

          specifically stated.  Bank's rights and remedies under this

          Agreement shall be cumulative and not exclusive of any other right or remedy which Bank may have.  No course of dealing shall be effective to change, modify or discharge any provision hereof.

                    5.2  Notices.  All notices, requests and demands to or
                         --------

          upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or received when delivered by hand, or when sent by certified mail, return receipt requested,

          postage prepaid, three days after having been so mailed, and shall be addressed as follows or to such address or other address as may be hereafter notified by the respective parties hereto and any future holders of any Note:

                    J & B:         One Executive Drive
                                   Fort Lee, New Jersey  07024
                                   Attention:  John W. Luciani
                                   and Bernard M. Rodin and a
                                   copy to Eugene R. Sanders,
                                   Esq., 3625 North Hall St.,
                                   Suite 1130, Lock Box 123,
                                   Dallas, Texas  75219

                    the Bank:      540 Madison Avenue
                                   New York, New York  10022
                                   Attention:  President and
                                   a copy to the Law Division,
                                   Attention:  General Counsel,

          provided that any notice, request or demand to or upon the Bank pursuant to subsection 1.1 shall not be effective until received.

                    5.3  Survival of Representations and Warranties.
                         ------------------------------------------

                    All representations and warranties made hereunder and

          in any document, certificate of statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and each Note.

                    5.4  Payment of Expenses and Taxes.
                         -----------------------------

                    J & B agrees (a) to pay or reimburse the Bank for all

          its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment,

          supplement or modification to, this Agreement and any Note and any other documents prepared in connection herewith, and the consummation of the transactions contempleated hereby and

          thereby, including, without limitation, the fees and

          disbursements of counsel to the Bank, (b) to pay or reimburse the

          Bank for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this

          Agreement, any Note and any other documents prepared in

          connection therewith, including, without limitation, fees and disbursements of counsel to the Bank, (c) to pay, indemnify, and to hold the Bank harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any,

          which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of or any waiver or consent under or in respect of,

          this Agreement, the Note and any other documents prepared in connection therewith, and (d) to pay, indemnify, and hold the

          Bank harmless from and against any and all other liabilities,

          obligations, losses, damages, penalties, actions, judgments,

          suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement,

          performance and administration of this Agreement, the Note and any such other documents, except any such liabilities,

          obligations, losses, damages, penalties, actions, judgments,

          suits, costs, expenses or disbursements of any kind or nature whatsoever described in subparagraphs (c) and (d) above resulting from the gross negligence or misconduct of the Bank.

                    5.5  Successors and Assigns.  This agreement shall be
                         -----------------------

          binding upon and inure to the benefit of J & B, the Bank, all future holders of any Notes and their respective successors and assigns, except that J & B may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank.

                    5.6  Counterparts.  This Agreement may be executed by
                         -------------

          one more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    5.7  Governing Law.  This Agreement and the Notes and
                         --------------

          the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                    5.8  Sales of Participations by Bank.  The Bank may
                         --------------------------------

          grant participations in this Agreement and the Notes issued hereunder.  J & B acknowledges and agrees that the Bank is entitled hereunder, in its own name, to enforce for the benefit of, or as agent for, any participants any and all rights, claims and interests of such participants in respect hereto.

                    5.9  Further Assurances.  J & B agrees, from time to
                         -------------------

          time, to do and perform, or to cause to be done and performed,

          any and all acts and to execute any and all further instruments required or reasonably requested by the Bank more fully to effect the purpose of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Collateral for filing under the provisions of the

          Uniform Commercial Code of any applicable jurisdiction.

                    IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be duly executed and delivered by their proper and duly authorized partners or officers as of the day and year first above written.

                                        J & B MANAGEMENT COMPANY



                                        BY: /s/ John Luciani
                                           ------------------------------
                                             General Partner


                                        BY: /s/ Bernard M. Rodin
                                           ------------------------------
                                             General Partner


                                        STERLING NATIONAL BANK & TRUST
                                        COMPANY OF NEW YORK



                                        BY: /s/ Illegible
                                           ------------------------------
                                             Title: Vice Chairman


                                        BY: /s/ Illegible
                                           ------------------------------
                                             Title: President

                                      EXHIBIT A
                                      ---------

                               J & B Management Company
                                 One Executive Drive
                             Fort Lee, New Jersey  07024

                    On demand J & B Management Company, a New Jersey

          Partnership ("J & B"), for value received, hereby promises to pay to Sterling National Bank & Trust Company of New York ("Bank") or

          order the principal sum of

          Dollars ($                ); and to pay interest (computed on the

          basis of 360-day year for the actual number of days elapsed) on the unpaid principal balance thereof until maturity at a rate per annum at all times equal to 2% above the Bank's Base Loan Rate,

          from time to time in effect, monthly, on the first day of each month commencing with the first day of each month next succeeding the date hereof; and to pay interest on any overdue principal at the rate per annum which is equal to 2% above the rate which would otherwise be applicable hereunder, from the date of such non-payment until paid in full (as well after as before

          judgment).

                    Payments of principal and interest shall be made at the

          principal office of the Bank in New York, New York, in such coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                    This Note is one of a series of Notes of J & B issued

          in an aggregate principal amount limited to $15,000,000.00 pursuant to J & B's Revolving Credit Agreement with Bank dated

                                                   19     , (the

          "Agreement") and is entitled to the benefits thereof.  As

          provided in such Agreement, this Note is subject to prepayment,

          in whole or in part, as specified in said Agreement.

                    This note is transferable by endorsement and delivery.

                    Under certain circumstances, as specified in said

          Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in said

          Agreement, including but not limited to the security of the

          Collateral, the Security Agreement, the L & R Agreement and the

          Affiliates' Secured Guarantys referred to in said Agreement.

          Terms which are defined in said Agreement shall, unless the context requires otherwise, have the same meaning when used in this Note.

                    This Note may be converted into a term loan as

          specified in said Agreement.  Notwithstanding anything to the contrary contained in said Agreement, or in any other document related to this transaction or in this Note, the Bank or any holder shall not seek recourse against the personal assets of

          John W. Luciani and Bernard M. Rodin, the two general partners of

          J & B, for the payments of this Note and any other obligations of

          J & B to Bank, except those constituting interests in J & B and those pledged and/or as to which a security interest was granted pursuant to the L & R Agreement and any Affiliates' Secured

          Guaranty, all subject to and as more particularly described in said Agreement.

                    This Note and said Agreement are governed by and

          construed in accordance with New York law.


                                             J & B MANAGEMENT COMPANY



                                             By________________________
                                                  General Partner


                                             By__________________________
                                                  General Partner

                                                                  EXHIBIT B

                         GENERAL LOAN AND SECURITY AGREEMENT

                    The undersigned (jointly and severally, if more than

          one) expect from time to time, directly or indirectly, to procure credit for themselves or others from STERLING NATIONAL BANK &

          TRUST COMPANY OF NEW YORK (hereinafter called Bank) and to deliver to Bank property as collateral security for the payment of the undersigned's liabilities to Bank. To induce Bank to become or continue, so long as Bank may see fit, as the owner or holder of any liabilities, in any amount, in any form, and of any nature, whether absolute or contingent, direct or indirect, due or not due, now existing or hereafter arising, upon or with respect to which any of the undersigned may in any way be or become liable to Bank, and which at any time have been or may hereafter be acquired by Bank (all of which, whether one or more than one, and including the undersigned's obligations hereunder,

          are hereinafter called the Liabilities), the undersigned hereby agree that all property of any nature whatsoever of the

          undersigned at any time heretofore or hereafter pledged, assigned and transferred to or deposited with Bank or its agents by the undersigned or otherwise coming into the possession of the Bank or its agents in any way shall be held subject to all the terms of this agreement solely a collateral security for the prompt and unconditional payment of the Liabilities, and the undersigned further agrees that as additional security for the payment of all the Liabilities, the undersigned does hereby grant to the Bank a security interest in and does hereby pledge and set over to the

          Bank solely for such security purposes all its right, title and interest in and to and under and the proceeds therefrom in and to

          Purchase Notes specified in Schedule A and the Investor Notes listed in Schedule B together with any and all notes, assets,

          interests or other property and proceeds therefrom which

          collateralize the Purchase Notes, and any partnership interest,

          whether general or limited or both, in the Partnerships listed in

          Schedule C, all as more particularly described and defined in the

          Revolving Credit Agreement, dated as of May 7, 1985, between you and the Bank (the "Agreement").  In the event of any ambiguity or inconsistency between the Agreement and this document, the provisions of the Agreement shall control.

                    The undersigned further agree that, in order to further

          secure the payment of the Liabilities, Bank is hereby given a continuing lien and right of offset upon and against all debts,

          credits and credit balances owing from Bank to the undersigned and against all moneys, securities, uncollected deposits,

          collection items, choses in action, the avails of any thereof and any other property of any nature whatsoever of the undersigned which may for any purpose be actually or constructively held by or in transit to Bank or any of its affiliates, correspondents or agents, or the subagents of any of them, or placed in any safe deposit box leased by Sterling Safe Deposit Company of New York to the undersigned, and agree that Bank may apply the same on account of the Liabilities.  The undersigned further agree that,

          if there should be any default hereunder or with respect to the

          Liabilities or if the Notes issued pursuant to the Agreement should become immediately due and payable in accordance with the

          Agreement, then Bank is hereby authorized, at any time or times,

          to sell, at one or more sales, assign and deliver the whole or any part of such collateral security, whether or not the same consists in whole or in part of commercial paper, choses in action or any other property of any other nature whatsoever, and any substitutions therefor and additions thereto, and any other unliquidated security provided for herein, and any and all right,

          title and interest of the undersigned in any thereof, at any broker's board or at public or private sale, at the option of

          Bank, with or without demand for payment or for additional collateral security or for other performance and without regard to any such demand, if made, and that Bank may be the purchaser of any and all such collateral security or other property so sold and hold the same thereafter in its own right absolutely free from any claim or right of redemption on the part of the

          undersigned, which is hereby waived and released, without any responsibility in that or any other event on Bank's part for any inadequacy of price.

                    The undersigned hereby authorize Bank to sign and file

          financing statements at any time with respect to any collateral security without the signature of the undersigned.  The

          undersigned will, however, at any time on request of Bank, sign financing statements, trust receipts, security agreements or other agreements with respect to any collateral security.  Upon the undersigned's failure to do so Bank is authorized as the agent of the undersigned to sign any such instrument.  The undersigned agree to pay all filing fees and to reimburse Bank for all costs and expenses of any kind incurred in any way in connection with the collateral security.

                    Bank is authorized, whether or not any of the

          Liabilities be due, in its own name or in the name of the

          undersigned or otherwise, to demand, sue for, collect and receive any money or property at any time due, payable or receivable upon or on account of or in exchange for, or make any compromise or settlement it deems desirable with reference to, or otherwise realize upon, with or without suit, any collateral or other security for payment of the Liabilities.  Any of the Liabilities and any security therefor, and the obligations of any party with respect to any of them, may at any time or times and in whole or in part be increased, decreased, renewed, extended, accelerated,

          modified, compromised, transformed or released by Bank as it may deem advisable, without notice to or further assent by the undersigned and without affecting the obligations of the

          undersigned hereunder and without any liability on the part of

          Bank for any such action taken by it.  Bank may pursue any of its remedies hereunder or otherwise against any party obligated upon any of the Liabilities and against any security therefor

          hereunder or otherwise at any time or times as it may deem advisable, without being obligated to resort to any other party or security unless and until it shall deem it advisable to do so.

          The undersigned hereby waive all presentment for payment, protest and notice of protest of all negotiable or other instruments to which the undersigned may be a party.

                    If the undersigned, as registered holder of collateral

          security, shall become entitled to receive or do receive any stock certificate, option or the proceeds from or right, whether as an addition to, in substitution of, or in exchange for, such collateral security, or otherwise the undersigned agree to accept same as Bank's agent and to hold same in trust for Bank, and to forthwith deliver the same to Bank in the exact form received,

          with the undersigned's indorsement when necessary, to be held by

          Bank as collateral security.

                    Bank may apply the net proceeds of any sale, lease or

          other disposition of collateral security, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing,

          or the like of said collateral security or in any way relating to the rights of Bank thereunder, including attorney's fees

          hereinafter provided for and legal expenses, to the payment, in whole or in part, in such order as Bank may elect, of one or more of the Liabilities, whether due or not due, absolute or

          contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by Bank of any other amounts required by any existing or future provision of law (including Section 9-

          504(1)(c) of the Uniform Commercial Code of any jurisdiction in which any of the collateral security may at time be located) need

          Bank account for the surplus, if any.  The undersigned shall remain liable to Bank for the payment of any deficiency, with legal interest.  Notwithstanding the holding by Bank of any collateral or other security for payment of the Liabilities, or any sale, exchange, enforcement, collection of, realization upon,

          compromise or settlement, attempted or effected, with reference to any such security, the undersigned shall be and remain liable for the payment in full of the Liabilities, including the

          aforesaid expense, except only to the extent that the same or any part thereof shall have been reduced by payment or actual

          application thereon by Bank of any security hereunder or the avails thereof.

                    If the notes issued pursuant to the Agreement should

          become immediately due and payable in accordance with the

          Agreement, and at any time thereafter, Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code.  The undersigned shall, upon request of Bank, assemble the collateral security and make it available to Bank at a place to be designated by Bank which is reasonably convenient to Bank and the undersigned.  Bank will give the undersigned notice of the time and place of any public sale of the collateral security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as herein provided, at least five days before the time of the sale or disposition, which provisions for notice the undersigned and Bank agree are reasonable.  No such notice need be given by Bank with respect to collateral security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.  Any notice to Bank shall be deemed effective only if sent to and received at the branch, division or department of Bank conducting the

          transaction or transactions hereunder.  Any notice to the

          undersigned shall be deemed sufficient if sent to the undersigned whose name appears first below to the last known address of such undersigned appearing on the records of Bank.  Each of the undersigned hereby designates the one whose name appears first below among the undersigned as agent to receive notice hereunder on his or its behalf.  The word ("property") as used herein includes but is not limited to instruments, documents, goods,

          inventory, equipment, chattel paper, contract rights, consumer goods, accounts, general intangibles, and fixtures together with the proceeds, products and accessions, of and to any of the foregoing, all as defined by the Uniform Commercial Code and any and all other forms of property whether real, personal

          or mixed, and any right, title or interest of the undersigned therein or thereto.  Bank may pledge any of the collateral security hereunder (either alone or with others) to the United

          States or to the Federal Reserve Bank of New York, in its own

          right or as agent of the United States, to secure deposits or other obligations of the Bank of any amounts whatever.  No delay on the part of Bank or any other holder hereof in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.  No

          executory agreement unless in writing and signed by Bank, and no course of dealing between the undersigned and Bank shall be effective to change or modify or to discharge in whole or in part this agreement.  The undersigned agree that, whenever an attorney is used to collect or enforce this agreement or to enforce,

          declare or adjudicate any rights or obligations under this agreement or with respect to collateral security, whether by suit or by any other means whatsoever reasonable an attorney's fee shall be payable by the undersigned against whom this agreement or any obligation or right hereunder is sought to be enforced,

          declared or adjudicated.  The undersigned, in any litigation

          (whether or not arising out of or relating to the Liabilities or said collateral security) in which Bank and any of them shall be adverse parties, waive trial by jury and, the right to interpose any defense based upon any Statute of Limitations or any claim of laches and set-off or counterclaim of any nature or description.

                    Bank is hereby authorized to correct patent errors

          herein.  Bank shall have no duty to collect income or principal,

          or to send notices, perform services or take any action of any kind respecting the management of any property deposited as collateral security hereunder.  None of the provisions hereof shall be waived, modified, or changed orally or otherwise than in writing signed by the duly authorized officers of Bank and the undersigned.  Waiver by Bank of any provision hereof on any one or more occasions shall not constitute a waiver thereof on any other occasion.

                    If the avails of any security therefor be applied on

          account of any of the Liabilities, neither the undersigned nor any other party shall have any right of subrogation to Bank's rights in any other security for any of the Liabilities, and the undersigned hereby waive all rights, if any, of subrogation with respect to such other security and all rights, if any, of

          contribution from Bank by reason of any such application or otherwise.  The undersigned hereby waive any notice of the acceptance of this agreement by Bank.  The rights and powers herein granted to Bank are not intended to limit any rights or powers granted in any note or other instrument taken in

          connection with any of the Liabilities, and shall in all respects be cumulative thereto.  The undersigned hereby expressly consent to and ratify all the terms, provisions and conditions of any such note or other instrument now or hereafter taken in

          connection with any of the Liabilities, and waive any further notice of the creation, maturity and nonpayment of any such note or other instrument or of any of the Liabilities evidenced thereby.  Bank is hereby authorized, at its option, but without any obligation to do so, to transfer or register any of the aforesaid collateral in the name of any of its nominees without further notice to the undersigned.  Bank may assign and transfer any of the Liabilities and any or all the collateral security therefor and shall be thereafter fully discharged from all liability and responsibility with respect to the Liabilities and collateral security so transferred and the transferee shall be vested with all the powers and rights of Bank hereunder with respect to the collateral security so transferred, but with respect to the Liabilities and security therefor not so

          transferred, Bank shall retain all rights and powers given it herein.

                    The undersigned agree that this agreement shall

          continue in full force and effect until notice of termination thereof shall have been given in writing, actually delivered to

          Bank, and receipt thereof acknowledged in writing, signed by

          Bank, provided, however, that such notice shall not become effective as to the Liabilities unpaid on the date of receipt of such notice, together with any subsequent extensions or renewals of the Liabilities and all other obligations arising therefrom,

          until the same shall have been paid in full to Bank.  The terms of this agreement shall be construed under and in accordance with the laws of the State of New York.  All the terms, provisions and conditions hereof shall be binding upon the undersigned, their respective executors, administrators, successors and assigns.

          Any provision hereof which may prove (Rider A attached)

          unenforceable under any law shall not affect the validity of any other provision hereof.

                    In witness whereof, the undersigned have signed, sealed

          and delivered this instrument as of the           day of

                                           J & B MANAGEMENT COMPANY


                                           By:_____________________ (L. S.)
                                              John W. Luciani,
                                              General Partner

_______________________________
             Witness
                                           By:____________________ (L. S.)
                                              Bernard M. Rodin,
                                              General Partner


          STATE OF NEW YORK
          COUNTY OF NEW YORK  ss.:


                    On the              day of              , 19  , before
          me came                                  to me known to be the
          individual(s) described in, and who executed, the within agreement, and acknowledged that he executed the same




          STATE OF NEW YORK
          COUNTY OF NEW YORK  ss.:


                    On the              day of              , 19  , before
          me came John W. Luciani and Bernard M. Rodin to me known, who, being by me duly sworn, did depose and say that they reside at
                                                            ; that they are
          general partners of J & B Management Company, a New York partnership, the partnership described in, and which executed, the within agreement;

                                       RIDER A
                                       -------

          Any provision herein to the contrary notwithstanding, the terms, covenants, provisions and conditions contained in this instrument are expressly made subject to a restriction of the U.S. Department of Housing and Urban Development (HUD) prohibiting transfer of a limited and a general partnership interest, as the case may be, without HUD's consent. It is understood and agreed, however, that such prohibition will not prevent Bank from realizing upon any distributions or other proceeds accruing to the named holders of limited and general partnership interests, as the case may be, notwithstanding the transfer of such limited and general partnership interests, as the case may be, to the Bank not having been formalized by amendment of the particular limited partnership agreement.
          In the event of any ambiguity or inconsistency between the Agreement and this instrument, the provisions of the Agreement shall control.
          Unless the context indicates otherwise, terms which are defined in the Agreement shall have the same respective meanings when used herein.

                                      SCHEDULE A
                                      ----------

                                    PURCHASE NOTES
                                    --------------

                   Debtor
                     and                 Principal
                   Address                 Amount              Payee
                   -------              ----------             -----

                                      SCHEDULE B
                                      ----------

                                    INVESTOR NOTES
                                    --------------


             Buying Partnership
                     Name
             ------------------

                  Investors
                  --------






             Buying Partnership
                    Name
              -----------------


                  Investors
                  ---------






             Buying Partnership
                     Name
             ------------------

                  Investors
                  ---------

                                      SCHEDULE C
                                      ----------


           Owning Partnership
                  Name                                         Address
           ------------------                                  -------

                                                                  EXHIBIT C

                         HYPOTHECATION AND SECURITY AGREEMENT

          STERLING NATIONAL BANK
          & TRUST COMPANY OF NEW YORK

                                              New York City, May      19 85

          Gentlemen:


                    FOR VALUE RECEIVED, the undersigned (hereinafter called

          "Owner") hereby (1) pledges, delivers, and grants you a security interest in the following property, to wit:

          All their right, title and interest in and to and under and the proceeds therefrom in and to Purchase Notes specified in Schedule

          A, the Investor Notes listed in Schedule B, together with any and all notes, assets, interests or other property and proceeds therefrom which collateralize the Purchase Notes, and any

          partnership interest whether general or limited or both, in the

          Partnerships listed in Schedule C, all as more particularly described and defined in the Revolving Credit Agreement, dated as of May 7, 1985, between you and the Bank (the "Agreement") of which the undersigned is the absolute owner as (2) collateral security for each and every obligation and liability of ----

          ------------------------------------------------------------

          (hereinafter called the "Customer") and/or the Owner to you,

          (hereinafter called "Obligations") whether now existing or hereafter incurred, originally contracted with you and/or with another or others, and now or hereafter owning to, or acquired in any manner, in whole or in part, by you or in which you may acquire a participation, whether contracted by the Customer and/or the Owner alone or jointly and/or severally with another or others, absolute or contingent, direct or indirect, secured or unsecured, matured or not matured.

                    The Owner hereby requests that said property be

          accepted by you for the purposes above stated, subject to, and upon, the terms of this agreement, and any and all notes,

          security agreements, documents, applications and other agreements heretofore or hereafter executed, made, indorsed, transferred or delivered by the Customer to you, all of which shall apply to said property with the same force and effect as though said property belonged absolutely to the Customer (3) instead of the

          Owner and as though the Owner were a party to such notes,

          security agreements, documents, applications, or other

          agreements.

                    The Owner hereby agrees that, without notice or further

          assent, before, at or after the maturity of Obligations,

          expressed or declared (1) the liability of the Customer or of any other party, for or upon said Obligations, may, from time to time, in whole or in part, be renewed, extended, modified,

          prematured, compromised or released by you, as you may deem advisable and (2) you may from time to time, in your discretion,

          exchange, modify, release or surrender, in whole or in part, with or to the Customer or his or its representatives or successors,

          or the Owner or his representatives, or any other appropriate party, as the case may be, (a) the said property or any

          substitutes or additions thereto, or (b) the surplus net proceeds derived from the sale or sales of such property by you pursuant to the terms of any such note, security agreement, document,

          application or other agreement, (c) any collateral for said

          Obligations, or (d) to the customer any deposit balance or balances to the credit of the customer, or to any other party liable for or upon any of said Obligations any deposit balance or balances to the credit of such party.

                    In the case of securities, if the Owner, as registered

          holder of said property, shall become entitled to receive or does receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such

          property or otherwise, the Owner agrees to accept same as your agent and to hold same in trust for you, and to forthwith deliver the same to you in the exact form received, with the Owner's indorsement when necessary, to be held by you as collateral security for Obligations.

                    In the case of securities, you may register at any time

          in your discretion, without notice, (whether or not a default exists with respect to said Obligations, or in the event of the death or legal disability of the Owner) any of said property in your name or in the name of your nominee, and you or your nominee may exercise all voting and corporate rights with respect thereto as if the absolute owner thereof.

                    You shall be under no obligation to resort first to any

          additional collateral securing Customer's Obligations to you or to accord pro rata treatment with respect thereto.

                    The Owner hereby waives any and all notice of the

          acceptance of this agreement or of the creation, accrual or maturity (whether by declaration or otherwise) of any and all of said Obligations, or of any renewals or extensions thereof from time to time or of your reliance upon this agreement.

                    You shall use reasonable care in the custody and

          preservation of said property in your possession but need not take any steps to preserve rights against prior parties or to keep said property identifiable.  You shall have no obligations to comply with any recording, re-recording, filing, re-filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or your rights in and to any of said property.

                    The Owner hereby authorizes you to sign and file

          financing statements at any time with respect to any of said property without the signature of either the Customer or the

          Owner.  The Owner will, however, at any time on your request,

          sign financing statements, trust receipts, security agreements or other agreements with respect to any of said property.  Upon the

          Owner's failure to do so, you are authorized as the agent of

          Owner to sign any such instrument.  The Owner agrees to pay all filing fees.

                    In addition to all other rights and remedies, you shall

          have the remedies of a secured party under the New York Uniform

          Commercial Code.  You will give Owner notice, as provided below,

          of the time and place of any public sale of any of said property or of the time when any private sale or any other intended disposition thereof is to be made by sending notice, as provided below at least five days before the time of the sale or

          disposition, which provisions for notice you and Owner agree are reasonable.  No such notice need be given by you with respect to property which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

                    You may apply the net proceeds of any sale, lease or

          other disposition of said property after deducting all costs and expenses of every kind incurred therein or incidental to the holding, preparing for sale, selling, leasing or the like of said property or in any way relating to your rights thereunder,

          including attorney's fees hereinafter provided for and legal expenses, to the payment in whole or in part, in such order as you may elect, of one or more of said Obligations, whether due or not due, absolute or contingent, making proper rebate for

          interest or discount on items not then due, and only after so applying such net proceeds and after the payment by you of any other amounts required by any existing or future provision of law

          (including Section 9-504(1)(c) of the New York Uniform Commercial

          Code) need you account for the surplus, if any.  You may account for the surplus, if any, to the Customer or Owner.

                    No executory agreement unless in writing and signed by

          you, and no course of dealing between you and either the Customer or the Owner shall be effective to waive, change or modify or to discharge in whole or in part this agreement.  Waiver by you of any provision hereof on any one of more occasions shall not constitute a waiver thereof on any other occasion.

                    Any notice to you shall be deemed effective only if

          sent to and received at your branch, division or department conducting the transaction or transactions hereunder.  Any notice to the Owner shall be deemed sufficient if sent to the Customer at the last known address of the Customer appearing on your records.  Each of the undersigned hereby designates the Customer as agent with whom you may deal solely and in all respects with regard to the property or the Obligations.

                    The termination of the agency created by any of the

          undersigned in this agreement may be effected only in writing sent to you, as above provided, and shall not affect your rights with respect to any of said property or Obligations existing prior to the date of your receipt of such notice nor shall the same affect the agency created by any other of the undersigned.

                    Whenever an attorney is used to enforce, declare or

          adjudicate any rights or obligations under this agreement or with respect to said property or relating to said Obligations, whether by suit or by any other means whatsoever, reasonable attorney's fee of the Obligations then due shall be payable by each Owner against whom this agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated.  You and the

          Owner, in any litigation (whether or not arising out of or relating to said Obligations or said property or any of the matters contained in this agreement) in which you and the Owner shall be adverse parties, and the Owner in addition, waives the right to interpose any defense based upon and any set-off or counterclaim of any nature or description.

                    This agreement shall be governed by and construed in

          accordance with the laws of the State of New York.  Any provision hereof which may prove (4) unenforceable under any law shall not affect the validity of any other provision hereof.


          Witness:                           Very truly yours,


          ----------------------------------------------------------------
                                             (SIGNATURE) John W. Luciani

                                             -----------------------------
                                             (ADDRESS)

          STATE OF NEW YORK                  -----------------------------
                             SS.:            (SIGNATURE) Bernard M. Rodin
          COUNTY OF
                                             -----------------------------
                                             (ADDRESS)


                    On this             day of              , 19  , before
          me personally came /John W. Luciani and /Bernard M. Rodin to me known, and known to me to be the individual(s) described in and who executed the foregoing instrument, and (t)(s)he(y) duly acknowledged to me that (t)(s)he(y) executed the same.


                                             -----------------------------
                                             (NOTARY PUBLIC)

          (1)  sets over to Bank solely for such security purpose
          (2)  or holder of a valid security interest in
          (3)  or Customer holds a valid security interest in
          (4) Any provision herein to the contrary notwithstanding, the terms, covenants, provisions and conditions contained in this instrument are expressly made subject to a restriction of the U.S. Department of Housing and Urban Development
               (HUD) prohibiting transfer of a limited and a general partnership interest, as the case may be, without HUD's consent. It is understood and agreed, however, that such prohibition will not prevent Bank from realizing upon any distributions or other proceeds accruing to the named holders of limited and general partnership interests, as the case may be, notwithstanding the transfer of such limited and general partnership interests, as the case may be, to the Bank not having been formalized by amendment of the particular limited partnership agreement.
               In the event of any ambiguity or inconsistency between the Agreement and this instrument, the provisions of the Agreement shall control.
               Unless the context indicates otherwise, terms which are defined in the Agreement shall have the same respective meanings when used herein.

                                      SCHEDULE A
                                      ----------
                                    PURCHASE NOTES
                                    --------------
                  Debtor
                    and                Principal
                  Address                Amount               Payee
                  -------             -----------             -----

                                      SCHEDULE B
                                      ----------

                                    INVESTOR NOTES
                                    --------------

             Buying Partnership
                     Name
             ------------------


                  Investors
                  ---------





             Buying Partnership
                    Name
              -----------------


                  Investors
                  ---------





             Buying Partnership
                     Name
             ------------------


                  Investors
                  ---------

                                      SCHEDULE C
                                      ----------

           Owning Partnership
                  Name                                         Address
           ------------------                                  -------

                                                                  EXHIBIT D


                   GUARANTY OF ALL LIABILITY AND SECURITY AGREEMENT

                                                     New York,  May 7, 1985

                    IN CONSIDERATION of the credit, discount, loan,

          extension of time or financial accommodation in any other form at any time given by the within named Bank to the within named

          Obligor, the undersigned (which term, and any context in which it may be used herein, shall be deemed to be singular in sense, if this agreement is not signed by more than one party) hereby unconditionally guarantee the payment to Sterling National Bank &

          Trust Company of New York (hereinafter called Bank) it

          successors, transferees, and assigns, of any and every liability or liabilities in any amount, of any nature and in any form now existing or hereafter arising, of or from



          (hereinafter called Obligor), to Bank including, without limiting the generality of the foregoing, all negotiable and other

          instruments and all obligations of any other nature or form,

          whether absolute or contingent, direct or indirect, matured or unmatured, upon or with respect to which Obligor may be liable and which may at any time be acquired by Bank, (all hereinafter whether one or more than one, called Liabilities).

                    The undersigned agree that they shall be jointly and

          severally bound hereunder; that the Liabilities and the

          obligations of any party with respect thereto may at any time or times and in whole or in party be increased, decreased, renewed,

          extended, accelerated, modified, compromised, transformed or released by Bank as it may deem advisable, without notice to or further assent by the undersigned and without affecting the obligations of the undersigned hereunder; and that Bank may pursue any of its remedies hereunder, upon any of the Liabilities or otherwise against any party or security at any time or times as it may deem advisable, without being obligated to resort to any other party or security unless and until it shall deem it advisable to do so.  The undersigned hereby waive all demands for performance or of payment of the Liabilities, any presentment for payment, any protest and all notices of presentment, non-payment and protest of all negotiable or other paper upon which Obligor may be liable, all notices of acceptance of this guaranty, notice of adverse change in the Obligor's financial condition or of any other fact which might materially increase its credit risk, and all demands, and notices if any, which Bank might otherwise be required to give in connection with the exercise of any of its rights hereunder upon any of the Liabilities or otherwise.  The undersigned agree that Bank may, at its option, sue separately hereon or upon any one or more of the Liabilities and hereby waive any defense in any action that Bank has split its cause of action.

                    The undersigned further agree that, if the Notes, as

          defined and provided for in the Revolving Credit Agreement, dated as of May 7, 1985, between Obligor and Bank (the "Agreement"),

          shall become immediately due and payable, then, and upon the occurrence of any such event, unless Bank shall otherwise elect,

          all the Liabilities of Obligor to Bank shall without notice or demand become immediately due and payable and shall forthwith be paid by the undersigned, notwithstanding any time or credit allowed under any of the Liabilities or any instrument evidencing the same.

                    The undersigned does hereby give to Bank for the amount

          of the Liabilities a continuing lien and/or right of offset upon and against all debts, credits and credit balances owing from

          Bank to each of the undersigned, and, further, a continuing lien upon and/or right of offset against all money, securities,

          uncollected deposits, collection items, choses in action, the avails of any thereof, and any other property of any nature whatsoever of each of the undersigned which may for any purpose be actually or constructively held by, or in transit to Bank or any of its affiliates, agents, correspondents or the sub-agents of any of them; or which may be placed in any safe deposit box leased by Bank to the undersigned; that Bank may at its option apply any or all of the aforesaid properties on account of any of the Liabilities as it may elect; that Bank may exercise any and all of its other rights hereunder, upon any of the Liabilities or otherwise, and, upon the occurrence of any default hereunder or with respect to any of the Liabilities, Bank may forthwith collect, receive, appropriate and realize upon any and all collateral security, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, and deliver said collateral security, or any part thereof, or any property whatever of any kind to which it may be entitled as collateral security for the Liabilities, in one or more parcels, at public or private sale or sales, at any exchange, brokers' board or at any of Bank's offices or elsewhere, at such prices as it may deem best, for cash, or on credit, or for future delivery, without assumption of any credit risk, with the right to Bank upon any such sale or sales, public or private to purchase the whole or any part of said collateral security so sold.  The undersigned further agree that Bank may be the purchaser at any such sale without any responsibility in that or any other event on Bank's part for any inadequacy of price; and that, if the avails of any security therefor be applied on account of any of the

          Liabilities, neither the undersigned nor any other party shall have any right of subrogation to Bank's rights in any other security for any of the Liabilities, and the undersigned hereby waive all rights, if any, of subrogation with respect to such other security and all rights, if any, of contribution from Bank by reason of any such application or otherwise.  Bank may apply the net proceeds of any such collection, receipt, appropriation,

          realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care,

          safekeeping or otherwise of said collateral security or in any way relating to the rights of Bank hereunder, including

          reasonable counsel fees, to the payment in whole or in part, in such order as Bank may elect, of one or more of the Liabilities,

          whether then due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due and accounting for the surplus, if any, to the undersigned, who shall remain liable to Bank for the payment of any deficiency with legal interest.  Bank will give the undersigned notice of the time and place of any public sale of the collateral security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as herein provided, at least five days before the time of the sale or disposition, which provisions for notice the undersigned and Bank agree are reasonable.  No such notice need be given by Bank with respect to collateral security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.  The undersigned agree that, whenever an attorney is used to collect or enforce this agreement or to enforce, declare or adjudicate any rights or obligations under this agreement, whether by suit or by any other means whatsoever a reasonable attorney's fee shall be payable by the undersigned against whom this agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated.  The

          undersigned, in any litigation (whether or not arising out of or relating to the Liabilities or any security therefor) in which

          Bank and any of them shall be adverse parties, waive the right to interpose any defense based upon and set-off or counterclaim of any nature or description.

                    In the event of any ambiguity or inconsistency between

          the Agreement and this instrument, the provisions of the

          Agreement shall control.  Any provision herein to the contrary notwithstanding, the terms, covenants, provisions and conditions contained in this instrument are expressly made subject to a restriction of the U.S. Department of Housing and Development

          (HUD) prohibiting transfer of a limited and general partnership interest, as the case may be, without HUD's consent.  It is understood and agreed, however, that such prohibition will not prevent Bank from realizing upon any distributions or other proceeds accruing to the named holders of limited and general partnership interests, as the case may be, notwithstanding the transfer of such limited and general partnership interests, as the case may be to the Bank not having been formalized by

          amendment of the particular limited partnership agreement.

          Unless the context indicates otherwise, terms which are defined in the Agreement shall have the respective meanings when used herein.

                    The execution and delivery hereafter by the undersigned

          to Bank of a new agreement of guaranty shall not terminate,

          supersede or cancel this agreement, unless expressly provided therein, and all rights and remedies of Bank hereunder or under any agreement of guaranty hereafter executed and delivered to

          Bank by the undersigned shall be cumulative and may be exercised singly or concurrently.  The undersigned further agree that this guaranty shall continue in full force and effect until notice of termination thereof shall have been given in writing, actually delivered to Bank, and receipt thereof acknowledged in writing,

          signed by Bank, provided, however, that such notice shall not become effective as to Liabilities unpaid on the date of receipt of such notice, together with any subsequent extensions or renewals of such Liabilities and all other obligations arising therefrom, until all such Liabilities shall have been paid in full to Bank; that all of the Bank's rights hereunder shall continue until the same shall have been paid in full to Bank;

          that none of the provisions of this agreement shall be waived,

          modified or changed orally, or otherwise than in writing signed by the duly authorized officers of Bank and the undersigned; that there are no oral understandings between Bank and the undersigned in any wise varying, contradicting or amplifying the terms hereof; that waiver by Bank of any provision hereof on any one or more occasions shall not constitute a waiver thereof on any other occasion; that no delay on the part of Bank or any other holder hereof in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.  No executory agreement unless in writing and signed by

          Bank, and no course of dealing between the undersigned and Bank shall be effective to change or modify or to discharge in whole or in part this agreement.  This agreement shall be construed in accordance with the laws of the State of New York and the

          undersigned consent to the jurisdiction of any local, state or federal court, located within the State of New York and each of the undersigned who is presently or who shall in the future become a non-resident of the State of New York, hereby waives personal service of any and all process and consents that all such service of process shall be made by certified or registered mail, return receipt requested, directed to the undersigned at the address of the undersigned appearing on the records of the

          Bank and service so made shall be complete ten (10) days after the same has been posted as aforesaid; and all the terms,

          provisions and conditions of this agreement shall be binding upon the undersigned, their respective executors, administrators,

          successors and assigns.

                    IN WITNESS WHEREOF, the undersigned have signed, sealed

          and delivered this instrument as of the date hereinbefore set forth.


                                        ---------------------------- (L.S.)

                                        --------------------------------

                                        Residence Address

                                        ----------------------------- (L.S.)

                                        -----------------------------



          STATE OF NEW YORK
          COUNTY OF           ss:


                    On the              day of              , 19  , before
          me came                                 to me known to be the
          individual      described in, and who executed the foregoing
          instrument, and acknowledged that he    executed the same.


          STATE OF NEW YORK
          COUNTY OF           ss:


                    On the              day of              , 19  , before
          me came                                 to me known to be the
          individual      described in, and who executed the foregoing
          instrument, and acknowledged that he    executed the same.


          STATE OF NEW YORK
          COUNTY OF           ss:


                    On the              day of              , 19  , before
          me came                                 to me known, who, being
          by me duly sworn, did depose and say that         he resides at





                    in                                 ; that         he is
          the                                of
          the corporation described in, and which executed the foregoing
          instrument; that         he knows the seal of said corporation;
          that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said
          corporation and that          he signed his name thereto by like
          order.

            SUPPLEMENT TO GUARANTY OF ALL LIABILITY AND SECURITY AGREEMENT

          STERLING NATIONAL BANK
          & TRUST COMPANY OF NEW YORK   New York, N.Y.  Date:   May 7, 1985

          Re:  Collateral Security for Guaranty of All Liabilities
               and Securities Agreement (GALSA)
          ----------------------------------------------------------------

          The undersigned (the Guarantor) has executed and delivered to you

          GALSA dated May 7, 1985, with respect to J & B Management

          Company, One Executive Drive, Fort Lee, New Jersey             ,

          the Obligor thereunder.



          The Guarantor hereby consents and agrees that the following property (the Property), to wit:

          All its right, title and interest in and to and under and the proceeds therefrom in and to Purchase Notes specified in

          Schedule A, the Investor Notes listed in Schedule B, together with any and all notes, assets, interests or other property and proceeds therefrom which collateralize the Purchase Notes, and any partnership interests, whether general or limited or both, in the Partnerships listed in Schedule C, all as more particularly described and defined in the Revolving Credit Agreement, dated as of May 7, 1985 between you and the Bank (the "Agreement") of which the Guarantor is the absolute owner is hereby pledged and delivered to you and a security interest therein granted to you as collateral security for the Liabilities (as defined in the

          GALSA) of the Obligor and the Guarantor to you.



          The Guarantor hereby agrees that without notice or further assent, the liability of the Obligor for the Liabilities may from time to time in whole or in part be renewed, extended, modified,

          compromised or released to you.



          In the case of securities, you may register at any time, in your discretion, without notice, any of the property in your name or in the name of your nominee and you or your nominee may exercise all voting and corporate rights with respect thereto as if the absolute owner thereof.



          You shall be under no obligation to resort first to any

          additional collateral securing Obligor's Liabilities to you or to accord pro rata treatment with respect thereto.  The Guarantor hereby authorizes you to sign and file financing statements at any time with respect to the property without the signature of either the Obligor or the Guarantor.  The Guarantor will at any time on your request sign financing statements, security

          agreements or other agreements with respect to the property and,

          on the Guarantor's failure to do so, you are authorized as the agent of the Guarantor to sign any such instrument.



          In addition to all other rights and remedies, you shall have the remedies of a secured party under the New York Uniform Commercial

          Code.  You will give the Guarantor notice, as provided below, of the time and place of any public sale of any of the property or of the time when any private sale or any other intended

          disposition thereof is to be made by sending notice, as provided below at least five days before the time of the sale or

          disposition, which provisions for notice you and the Guarantor agree are reasonable.  No such notice need be given by you with respect to property which is perishable or threatens to decline speedily in value or is of a type customarily sold on a

          recognized market.

                                       Rider A
                                       -------

          Any provision herein to the contrary notwithstanding, the terms,

          covenants, provisions and conditions contained in this instrument are expressly made subject to a restriction of the U.S.

          Department of Housing and Urban Development (HUD) prohibiting transfer of a limited and a general partnership interest, as the case may be, without HUD's consent.  It is understood and agreed,

          however, that such prohibition will not prevent Bank from

          realizing upon any distributions or other proceeds accruing to the named holders of limited and general partnership interests,

          as the case may be, notwithstanding the transfer of such limited and general partnership interests, as the case may be, to the

          Bank not having been formalized by amendment of the particular limited partnership agreement.

          In the event of any ambiguity or inconsistency between the

          Agreement and this instrument, the provisions of the Agreement shall control.

          Unless the context indicates otherwise, terms which are defined in the Agreement shall have the same respective meanings when used herein

                                      SCHEDULE A
                                      ----------

                                    PURCHASE NOTES
                                    --------------

                   Debtor
                     and                 Principal
                   Address                 Amount              Payee
                   -------               ---------             -----

                                      SCHEDULE B
                                      ----------

                                    INVESTOR NOTES
                                    --------------


             Buying Partnership
                     Name
             ------------------

                  Investors
                  ---------




             Buying Partnership
                    Name
              -----------------


                  Investors
                  ---------






             Buying Partnership
                     Name
             ------------------


                  Investors
                  ---------

                                      SCHEDULE C
                                      ----------

           Owning Partnership
                  Name                                         Address
           ------------------                                  -------

                                      EXHIBIT E
                        Description of J & B Counsel's Opinion



          The legal opinion of Eugene P. Sanders, counsel for J & B, which is called for by Section 1.1 of the Agreement shall be dated the date of each Advance and addressed to Bank, shall be satisfactory in form and substance to Bank and shall be to the effect that:

          1.   The hypothecation, pledge or grant of a security interest in a partnership interest in the Owning Partnerships to J & B, to

          Luciani, to Rodin or to any Affiliate, as the holder of the particular Purchase Note and of any Collateral therein provided,

          which interest has subsequently been rehypothecated and repledged to Bank pursuant to the Agreement, the Security Agreement, the

          L & R Agreement or the Affiliates' Secured Guarantys is the

          genuine, legal, valid and binding obligation of the obligor making such hypothecation, pledge or grant of the security interest, enforceable in accordance with the terms thereof.

          2.   J & B, Luciani, Rodin and the Affiliates, as the case may

          be, with respect to each such transaction and to the extent of their respective interests therein, have full power and authority and legal right to sell their interests or hypothecate or

          rehypothecate or pledge or repledge or grant security interest with respect thereto in the Owning Partnership; and

          the respective Purchase Agreements effecting such sales to the

          Buying Partnerships and providing for the pledge or granting of a security interest by the respective Buyers to the respective

          Sellers (the "Purchase Agreements") are the genuine, legal, valid and binding obligations of J & B, Luciani, Rodin and the

          Affiliates, as the case may be, enforceable in accordance with its terms, provided, however, that such sales of partnership interests in the Owning Partnerships must comply with the rules,

          regulations and requirements of federal and state securities commissions, provided, further, however, that the transactions giving rise to the sales of partnership interests in the Owning

          Partnerships require the approval of HUD, which approval has been obtained except with respect to the sale of the interests in the partnerships set forth in Schedule hereto.

          3.   The Buying Partnerships have full power and authority and

          legal right to execute and deliver the Purchase Notes, and to hypothecate, pledge or grant a security interest in their

          respective interests in the Owning Partnerships to any or all of

          J & B, Luciani, Rodin and the Affiliates, and the respective

          Purchase Agreements effecting such sales and the hypothecation pledges and granting of the security interest as aforesaid constitute the legal, valid and binding obligations of the Buying

          Partnerships, listed on Schedule  of the           enforceable in

          accordance with their terms.

          4.   J & B, Luciani, Rodin and the Affiliates have full power and authority to execute and deliver and to perform their respective obligations in the Agreement, the Notes, the Security Agreement,

          the L & R Agreement and the Affiliates' Secured Guarantys, as the

          case may be, and such obligations constitute the legal, valid and binding obligations of the respective parties thereto enforceable in accordance with their terms.

          5.   In connection with the execution and delivery of the

          Purchase Notes, pursuant to the respective Purchase Agreements,

          the Buying Partnerships authorized the sellers therein named or any other holder of appropriately endorsed Investor Notes to utilize these same Investor Notes by way of hypothecation,

          pledge, collateral security or otherwise to transact any and all other unrelated business for the sellers or holders own account;

          thus, in addition to collateralizing the Purchase Notes, J & B,

          Rodin, Luciani and any Affiliate, as the case may be, as the holder of an appropriately endorsed Purchase Note, has the full power and authority to utilize these same Investor Notes by way of hypothecation, pledge or as collateral security to Bank pursuant to the Agreement, L & R Agreement, Security Agreement

          and Affiliates' Secured Guarantys and such granting of a security interest in the Investor Notes by J & B, Rodin, Luciani, and any

          Affiliates, as the case may be, constitutes the legal, valid and binding obligations of J & B, Rodin, Luciani and the Affiliates,

          as the case may be, to Bank enforceable in accordance with their terms.

          6.   The execution and delivery of the Agreement, Notes, the L &

          R Agreement, Security Agreement, the Affiliates' Secured

                        Sterling National Bank & Trust Company
                                     of New York
                          540 Madison Avenue at 55th Street
                                 New York, N.Y. 10022


          GERARD P. GRIFFIN, JR.                             (212) 826-8036
          Senior Vice President
          & General Counsel




                                                  June 19, 1985



          Mr. John W. Luciani
          J&B Management Company
          One Executive Drive
          Fort Lee, N.J. 07024

          Dear John:

          Enclosed is a manually executed copy of the Revolving Credit Agreement and a composite copy of the manually executed Security Agreements, that is, one schedule which is the same for all Security Agreements. I am also returning, marked CANCELLED, one of the two manually executed Notes. It is only necessary for one copy to be executed.

          By separate cover of this letter, I am sending the same set of documents to Gene Sanders, less the cancelled Note.

                                                  Very truly yours,

                                                   /s/ Gerard P. Griffin, Jr.



          GPG/pr
          enclosures

          cc:  Eugene R. Sanders, Esq.